UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2020

International Paper Company

(Exact name of registrant as specified in its charter)

New York	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee 38197

(Address of Principal Executive Offices, and Zip-Code)

Registrant’s telephone number, including area

code: (901) 419-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01             Entry into a Material Definitive Agreement.

On March 25, 2020, International Paper Company (the “Company”) entered into a $750 million 364-day revolving credit agreement (the “Revolving Credit Agreement”) with a syndicate of banks and other financial institutions, including Sumitomo Mitsui Banking Corporation; Banco Bilbao Vizcaya Argentaria, S.A., New York Branch; BNP Paribas and Credit Agricole Corporate and Investment Bank and Sumitomo Mitsui Banking Corporation, as administrative agent (the “Administrative Agent”).

The $750 million Revolving Credit Agreement augments the Company’s access to liquidity due to current macroeconomic conditions and supplements the Company’s existing $1,500,000,000 5-Year Credit Agreement, dated as of December 12, 2016 (the “Existing Revolving Credit Agreement”). As of the date of this filing, the Company has not drawn on either agreement.

Borrowings under the Revolving Credit Agreement generally will either bear interest at (i) a rate per annum equal to the Applicable Margin (as defined in the Revolving Credit Agreement) plus a base rate equal to the highest of (a) the Federal Funds Rate (as defined in the Revolving Credit Agreement) plus 1/2 of one percentage point, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate”, and (c) the Adjusted Eurodollar Rate (as defined in the Revolving Credit Agreement) plus one percentage point or (ii) at a rate per annum equal to the Adjusted Eurodollar Rate plus the Applicable Margin.

The Revolving Credit Agreement contains customary affirmative and negative covenants, as well as customary events of default, substantially similar to those included in the Company’s Existing Revolving Credit Agreement.

The foregoing description of the Revolving Credit Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement, a copy of which will be filed as an exhibit to an amendment to this Current Report on Form 8-K.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ Sharon R. Ryan
Name: Sharon R. Ryan
Title: Senior Vice President, General Counsel & Corporate Secretary

Date: March 25, 2020

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